UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2023

TORRID HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40571	84-3517567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
18501 East San Jose Avenue
City of Industry, California 91748
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (626) 667-1002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CURV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2023 (the “Effective Date”), Torrid Holdings Inc. (the “Company”), Torrid LLC, a wholly owned indirect subsidiary of the Company (“Torrid”), and Elizabeth Muñoz-Guzman, the Company’s Chief Creative Officer, entered into an amendment (“Amendment No. 2 to the Employment Agreement”) to amend that certain employment agreement, dated as of December 13, 2019, by and between Torrid and Ms. Muñoz-Guzman (the “Employment Agreement”), as previously amended on May 3, 2022 (“Amendment No. 1 to the Employment Agreement”).

Pursuant to Amendment No. 2 to the Employment Agreement, Ms. Muñoz-Guzman’s (i) annual base salary was reduced from $900,000 to $700,000, and (ii) target bonus opportunity was reduced from 125% of base salary to 100% of base salary, in each case, effective as of the Effective Date. There were no other material changes made to the Employment Agreement or Amendment No. 1 to the Employment Agreement pursuant to Amendment No. 2 to the Employment Agreement.

The foregoing description of the material terms of Amendment No. 2 to the Employment Agreement is not complete and is qualified in its entirety by reference to the full text of Ms. Muñoz-Guzman’s Employment Agreement, dated as of December 13, 2019, by and between Torrid and Ms. Muñoz-Guzman, which was filed as Exhibit 10.11 to the Company’s Form S-1 Registration Statement filed with the Securities and Exchange Commission on June 7, 2021, Amendment No. 1 to the Employment Agreement, dated as of May 2, 2022, by and among the Company, Torrid and Ms. Muñoz-Guzman, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2022, and Amendment No. 2 to the Employment Agreement attached hereto as Exhibit 10.1, each of which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	Amendment No. 2 to the Employment Agreement by and among Torrid Holdings Inc., Torrid LLC and Elizabeth Muñoz-Guzman
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORRID HOLDINGS INC.

	By:	/s/ Bridgett C. Zeterberg
	Name:	Bridgett C. Zeterberg
	Title:	Chief Human Resources Officer, Chief Legal Officer and Corporate Secretary
Date: September 1, 2023